PRUDENTIAL SERIES FUND

PSF PGIM Flexible Managed Portfolio

PSF PGIM 50/50 Balanced Portfolio

Supplement dated August 31, 2022 to the
Currently Effective Summary Prospectus, Prospectus
and Statement of Additional Information

This supplement should be read in conjunction with the currently effective Prospectus (the Prospectus) and Statement of Additional Information (SAI) for Prudential Series Fund (the Trust) relating to the PSF PGIM Flexible Managed Portfolio and PSF PGIM 50/50 Balanced Portfolio (each a Portfolio and collectively the Portfolios). The Portfolios discussed in this supplement may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus.

Effective immediately, Mr. Marco Aiolfi, Mr. Edward Campbell and Mr. Rory Cummings are added as portfolio managers of each Portfolio. Effective immediately, Mr. Joel Kallman no longer serves as portfolio manager of the Portfolio.

To reflect these changes, the Trust’s Prospectus, SAI and the Summary Prospectus relating to the Portfolios are hereby revised as follows effective immediately:

I.All references to Mr. Kallman are hereby removed from the Trust’s Prospectus and SAI and the Summary Prospectuses relating to the Portfolio.

II. The tables in the section of the Summary Prospectuses and Prospectus entitled “Summary: PSF PGIM Flexible Managed Portfolio – Management of the Portfolio,” and “Summary: PSF PGIM 50/50 Balanced Portfolio – Management of the Portfolio” are hereby revised by adding the following information with respect to Mr. Aiolfi, Mr. Campbell and Mr. Cummings:

Investment Managers	Subadviser	Portfolio Managers	Title	Service Date
PGIM Investments LLC	PGIM Quantitative Solutions LLC	Marco Aiolfi	Managing Director, Portfolio Manager	August 2022
PGIM Investments LLC	PGIM Quantitative Solutions LLC	Edward Campbell	Managing Director, Portfolio Manager	August 2022
PGIM Investments LLC	PGIM Quantitative Solutions LLC	Rory Cummings	Principal, Portfolio Manager	August 2022

III.The following is hereby added after the last paragraph in the section of the Prospectus entitled “HOW THE TRUST IS MANAGED – Portfolio Manager – PSF PGIM 50/50 Balanced Portfolio (formerly, Conservative Balanced Portfolio) and PSF PGIM Flexible Managed Portfolio (formerly, Flexible Managed Portfolio)-Equity Segments:”

Marco Aiolfi, PhD, is a Managing Director and Co-Head of PGIM Quantitative Solutions’ Multi-Asset team. In this capacity, he spearheads the group’s strategic initiatives and is responsible for portfolio management and product development of the multi-asset platform. Prior to his current role, Marco was the Head of Systematic Multi-Asset Strategies, overseeing   research, development and portfolio management of systematic total and absolute return investment solutions. Before joining PGIM Quantitative Solutions, Marco was a Lead Portfolio Manager and Researcher for GTAA and volatility strategies for the Quantitative Investment Strategies team at Goldman Sachs Asset Management, and a Principal at Platinum Grove Asset Management. Previously, Marco was a research scholar at the University of California, San Diego, and a visiting scholar at the International Monetary Fund. Marco’s articles have appeared in several journals including the Journal of Econometrics, Journal of Financial Econometrics, Journal of Development Economics, Journal of Forecasting, Journal of Investment Management and the Journal of Portfolio Management.  He earned a BA in economics and a PhD in economics from Bocconi University in Italy.

Edward L. Campbell, CFA, is a Managing Director and Co-Head of PGIM Quantitative Solutions’ Multi-Asset team. In this capacity, he is responsible for managing key investment products & strategic client relationships, economic & market research, investment strategy messaging, and product development. Ed also represents the firm through appearances in major media outlets, including CNBC and Bloomberg Television. Prior to joining PGIM Quantitative Solutions, Ed served as a Portfolio Manager and Senior Analyst for PGIM Investments’ Strategic Investment Research Group (SIRG). Previously, Ed was a Partner and Vice President at Trilogy Advisors. He earned a BS in economics and international business from the City University of New York and an MBA in finance, global business and organizational leadership from the New York University (NYU) Stern School of Business with highest honors. He is a member of PGIM’s Thought Leadership Council and currently serves on PGIM’s Latinx Executive Leadership Team (ELT).  He served a two-year term in the Corporate Leaders Program at the Council of Foreign Relations (CFR) ending in 2018 and was a founding member of PGIM’s Diversity and Inclusion Task Force. He is currently a member of the Board of Trustees for The Winston School of Short Hills.

Rory Cummings, CFA, is a Principal and Portfolio Manager for PGIM Quantitative Solutions working within the Multi-Asset team. In this capacity, he is responsible for portfolio management, analysis, and economic and market valuation research. Prior to his current role, Rory served as a Client Relations Specialist covering a variety of institutional clients. He earned a BA in finance from Seton Hall University and an MBA in financial markets and corporate finance from the New York University Stern School of Business.

IV. The table in Part I of the SAI entitled “PORTFOLIO MANAGERS: OTHER ACCOUNTS – PGIM Flexible Managed Portfolio” is hereby revised by adding the following information with respect to Mr. Aiolfi, Mr. Campbell and Mr. Cummings:

Subadviser	Portfolio Managers	Registered Investment Companies* (in millions)	Other Pooled Investment Vehicles* (in millions)	Other Accounts* (in millions)	Ownership of Portfolio Securities*
PGIM Quantitative Solutions LLC	Marco Aiolfi	36/ $58,565,449,444	7/$2,324,542,361	11/$778,933,888	None
PGIM Quantitative Solutions LLC	Edward Campbell	33/$58,300,160,211	6/$2,121,915,052	11/$778,933,888	None
PGIM Quantitative Solutions LLC	Rory Cummings	33/$58,300,160,211	6/$2,121,915,052	11/$778,933,888	None

*Information as of 07/31/2022

V. The table in Part I of the SAI entitled “PORTFOLIO MANAGERS: OTHER ACCOUNTS – PSF PGIM 50/50 Balanced Portfolio” is hereby revised by adding the following information with respect to Mr. Aiolfi, Mr. Campbell and Mr. Cummings:

Subadviser	Portfolio Managers	Registered Investment Companies* (in millions)	Other Pooled Investment Vehicles* (in millions)	Other Accounts* (in millions)	Ownership of Portfolio Securities*
PGIM Quantitative Solutions LLC	Marco Aiolfi	36/ $58,994,804,331	7/$2,324,542,361	11/$778,933,888	None
PGIM Quantitative Solutions LLC	Edward Campbell	33/$58,729,515,097	6/$2,121,915,052	11/$778,933,888	None
PGIM Quantitative Solutions LLC	Rory Cummings	33/$58,729,515,097	6/$2,121,915,052	11/$778,933,888	None

*Information as of 07/31/2022.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

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